WHITNEY HOLDING CORPORATION
228 ST. CHARLES AVENUE
NEW ORLEANS, LA  70130
www.whitneybank.com

NEWS RELEASE

CONTACT:	Thomas L. Callicutt, Jr., CFO	FOR IMMEDIATE RELEASE
	Trisha Voltz Carlson, Investor Relations	January 27, 2011
504/299-5208
tcarlson@whitneybank.com

WHITNEY REPORTS FOURTH QUARTER 2010 FINANCIAL RESULTS

New Orleans, Louisiana.  Whitney Holding Corporation (NASDAQ—WTNY) (the “Company”) reported a net loss of $88.5 million for the fourth quarter of 2010, compared to a net loss of $29.0 million in the third quarter of 2010 and net income of $.3 million in the fourth quarter of 2009.  Including the $4.1 million dividend paid each quarter to the U.S. Treasury on the preferred stock issued under TARP, the loss per diluted common share was $.96 for the fourth quarter of 2010, $.34 for the third quarter of 2010 and $.04 for the fourth quarter of 2009.
 “The results for the fourth quarter were in line with our previously announced problem credit resolution strategy,” said John C. Hope, III, Chairman and CEO.  “Operating results outside of credit also were in line with expectations.  I continue to believe we are in a position to return to full-year profitability beginning in the first quarter of 2011, excluding any merger-related items.  I also expect the Company to contribute meaningfully to the long-term success of the Hancock/Whitney combination.”
On December 21, 2010, Whitney Holding Corporation entered into a definitive agreement with Hancock Holding Company ("Hancock"), headquartered in Gulfport, Mississippi, for the Company to merge into Hancock.  The transaction is expected to be completed in the second quarter of 2011, subject to customary closing conditions and shareholder and regulatory approval.
 On January 24, 2011 the Company closed a bulk sale of $179 million of nonperforming loans ($163 million, net of reserves, at September 30, 2010).  The previously announced bulk sale did not close as expected and a different agreement was signed with a different buyer.  Proceeds

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from the new sale totaled $88 million.  While the bulk sale transaction did not close until January 2011, the accounting impact of the sale is reflected in the results for the fourth quarter of 2010.
During the fourth quarter the Company also transferred $124 million of nonperforming loans ($112 million net of reserves at September 30, 2010) to held for sale.  These loans were marked to a total estimated fair value of $75 million.
“While some of the components of the bulk sale and reclassification to held for sale changed slightly from our original announcement, the resulting impact on our credit metrics and provision for credit losses was in line with our expectations,” said Hope.

HIGHLIGHTS OF FOURTH QUARTER FINANCIAL RESULTS
Loans and Earning Assets
Total loans at the end of the fourth quarter of 2010 were $7.2 billion, down approximately $500 million, or 6%, from September 30, 2010.  The linked-quarter decline includes $163 million (net) in loans transferred to held for sale, $161.5 million in gross charge-offs, $27 million in foreclosures and approximately $17 million in proceeds from problem loan sales.  The remaining decrease of $131 million reflects payoffs and paydowns during the quarter, including some larger oil and gas credits in Louisiana and Texas and commercial real estate credits in Texas.  While overall demand for credit remained weak during the fourth quarter, the Company did fund several new commercial and industrial relationships, located mainly in the Tampa market.
Average loans for the fourth quarter of 2010 totaled $7.6 billion, down $243 million, or 3%, compared to the third quarter of 2010.  Average earning assets of $10.5 billion were up $150 million from the third quarter.

Deposits and Funding
Average deposits in the fourth quarter of 2010 were $9.1 billion, up $194 million, or 2%, from the third quarter of 2010.  Total period-end deposits at December 31, 2010 of $9.4 billion were up $537 million, or 6%, compared to September 30, 2010.  Approximately $140 million of the increase was related to seasonal public fund deposits, approximately $100 million was related to movement from sweep repurchase agreement products to demand deposits and the remainder was related in part to year-end deposits of certain commercial relationships as well as to organic growth.  Compared to year-end 2009, total deposits increased $253 million, or 3%.
Average and period-end noninterest-bearing deposits totaled $3.4 billion and $3.5 billion, respectively, in the fourth quarter of 2010, up 4% and 9%, respectively, compared to the third quarter of 2010.  Noninterest-bearing demand deposits comprised 37% of total average deposits and

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funded approximately 32% of average earning assets for the fourth quarter.  The percentage of earning assets funded by all noninterest-bearing sources totaled 36% for the fourth quarter.

Net Interest Income
Net interest income (TE) for the fourth quarter of 2010 was virtually unchanged from the third quarter of 2010.  The net interest margin (TE) declined 6 basis points to 3.99%, while average earnings assets were up 1.5% from the third quarter of 2010.  This margin compression during the fourth quarter reflected both a shift in the mix of earning assets and a decline in the investment portfolio yield.

Provision for Credit Losses and Credit Quality
Whitney provided $148.5 million for credit losses in the fourth quarter of 2010, compared to $70.0 million in the third quarter of 2010, and $39.5 million in the fourth quarter of 2009.  The majority of the fourth quarter’s provision, $112 million, reflects the move of loans to held for sale, as detailed in the accompanying supplemental slides.  As the Company noted in the third quarter, this impact to the provision reflects the costs associated with aggressively dealing with problem credits in bulk sale transactions versus individual problem credit resolutions.  Approximately $23 million of the provision was related to increases in the qualitative and quantitative loss factors which were impacted in part by the valuation of loans held for sale.
Classified loans decreased $262 million, net, during the fourth quarter, and totaled $860 million at December 31, 2010.  The decrease mainly reflects the transfer of loans to held for sale.  Management continues to believe that the current portfolio of classified loans has lower loss potential compared to the losses incurred on loans impacted by the significant real estate market issues in Florida.
Nonperforming loans totaled $299 million at December 31, 2010, a net decrease of $129 million from September 30, 2010.  Included in the year-end total are $158 million of nonaccrual loans held for sale.  Foreclosed assets totaled $88 million at December 31, 2010, down $4 million from September 30, 2010.
Net loan charge-offs in the fourth quarter of 2010 were $155 million, or 8.14% of average loans on an annualized basis, compared to $77 million, or 3.89% of average loans in the third quarter.  Approximately $90 million of the gross charge-offs in the fourth quarter were related to the loans included in the bulk sale, $49 million were charge-offs on the additional loans transferred to held for sale and approximately $23 million were charge-offs on the remaining loan portfolio.

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The allowance for loan losses represented 3.00% of total loans at December 31, 2010, compared to 2.89% at September 30, 2010 and 2.66% at December 31, 2009.

Noninterest Income
Noninterest income for the fourth quarter of 2010 totaled $31.8 million, an increase of $3.2 million, or 11%, from the third quarter of 2010.
Most recurring sources of income increased, reflecting improved market conditions, the benefit of recent marketing campaigns and seasonal transaction activity.  Deposit service charge income was up $.4 million, bankcard fees increased $.4 million, trust service fees increased $.3 million and secondary mortgage market income was up $.7 million during the quarter.
Other noninterest income increased $1.4 million during the fourth quarter of 2010, which included a $.6 million distribution from an investment in a local small business investment company and $.3 million in sales of grandfathered assets.

Noninterest Expense
Total noninterest expense of $130.4 million for the fourth quarter of 2010 was up $17.2 million from the third quarter of 2010.  The total for the fourth quarter included $4.1 million of merger-related expenses.
Total personnel expense increased $2.9 million from the third quarter of 2010, related mainly to an increase in share-based incentive compensation and severance pay associated with the technology upgrade project.  No management cash bonus was accrued during 2010 or 2009.
Loan collection costs, together with foreclosed asset management expenses, provisions for valuation losses on foreclosed assets, and legal fees associated with problem credits, totaled $20.5 million in the fourth quarter of 2010, up $9.2 million from the third quarter of 2010.  The legal fees associated with problem credits totaled $3.0 million in the fourth quarter, an increase of $.2 million from the third quarter of 2010.  As noted previously, many of these expenses are expected to be reduced as the Company disposes of the loans held for sale.
Legal and professional fees excluding those associated with problem credits remained at an elevated level and totaled $7.0 million for the fourth quarter of 2010.  Costs associated with regulatory matters and the technology upgrade project totaled approximately $4 million.  For the full-year 2010, these costs totaled approximately $12 million.
Other noninterest expense increased $1.6 million compared to the third quarter of 2010.  Training expenses related to the technology upgrade project increased approximately $1.0 million.

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Capital
The Company’s tangible common equity ratio was 6.90% at December 31, 2010, compared to 8.10% at September 30, 2010.  The Company’s leverage ratio at December 31, 2010 was 8.69% compared to 10.09% at September 30, 2010.  The declines in the Company’s capital ratios are mainly related to the impact of the reclassification of loans to held for sale during the fourth quarter.  Both the Company and Whitney National Bank remain in compliance with all regulatory capital requirements.

This earnings release, including additional financial tables and a slide presentation related to fourth quarter results, is posted in the Investor Relations section of the Company's website at http://investor.whitneybank.com/releases.cfm?ReleasesType=Earnings&Year=2011.

Whitney Holding Corporation, through its banking subsidiary Whitney National Bank, serves the five-state Gulf Coast region stretching from Houston, Texas; across southern Louisiana and the coastal region of Mississippi; to central and south Alabama; the panhandle of Florida; and the Tampa Bay metropolitan area of Florida.

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Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and we intend such forward-looking statements to be covered by the safe harbor provisions therein and are including this statement for purposes of invoking these safe-harbor provisions.  Forward-looking statements provide projections of results of operations or of financial condition or state other forward-looking information, such as expectations about future conditions and descriptions of plans and strategies for the future.  The forward-looking statements made in this release include, but may not be limited to, expectations regarding credit quality metrics in the loan portfolio and specific industry and geographic segments within the loan portfolio, future profitability, the timing and strength of the economic recovery, the loss potential for currently classified credits, the overall capital strength of Whitney,  its ability to dispose of, and the expense of disposing of, problem assets, the timing or actual results of such disposal on Whitney’s operations and the timing, completion and long-term success of the Hancock Holding Company/Whitney transaction.
Whitney’s ability to accurately project results or predict the effects of future plans or strategies is inherently limited.  Although Whitney believes that the expectations reflected in its forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements.  Factors that could cause Whitney’s or the combined company’s actual results to differ from those expressed in Whitney’s forward-looking statements include, but are not limited to, those risk factors outlined in Whitney’s and Hancock’s public filings with the Securities and Exchange Commission, which are available at the SEC’s internet site (http://www.sec.gov), as well as the following factors, among others: the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to

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closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; the anticipated benefits from the proposed transaction such as it being accretive to earnings, expanding our geographic presence and synergies are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations (including changes to capital requirements) and their enforcement, and the degree of competition in the geographic and business areas in which the companies operate; the ability to promptly and effectively integrate the businesses of Whitney and Hancock; reputational risks and the reaction of the companies’ customers to the transaction; and diversion of management time on merger-related issues.
You are cautioned not to place undue reliance on these forward-looking statements.  Whitney does not intend, and undertakes no obligation, to update or revise any forward-looking statements, whether as a result of differences in actual results, changes in assumptions or changes in other factors affecting such statements, except as required by law.

ADDITIONAL INFORMATION ABOUT THE HANCOCK HOLDING COMPANY/WHITNEY HOLDING CORPORATION TRANSACTION

Hancock Holding Company (“Hancock”) and Whitney Holding Corporation (“Whitney”) have filed a joint proxy statement/prospectus and other relevant documents concerning the merger with the United States Securities and Exchange Commission (the “SEC”).  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors will be able to obtain these documents free of charge at the SEC’s Web site (www.sec.gov).  In addition, documents filed with the SEC by Hancock will be available free of charge from Paul D. Guichet, Investor Relations at (228) 563-6559.  Documents filed with the SEC by Whitney will be available free of charge from Whitney by contacting Trisha Voltz Carlson, Investor Relations at (504) 299-5208.

The directors, executive officers, and certain other members of management and employees of Whitney are participants in the solicitation of proxies in favor of the merger from the shareholders of Whitney.  Information about the directors and executive officers of Whitney is included in the proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on April 14, 2010.  Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.
The directors, executive officers, and certain other members of management and employees of Hancock are participants in the solicitation of proxies in favor of the merger from the shareholders of Hancock. Information about the directors and executive officers of Hancock is included in the proxy statement for its 2010 annual meeting of shareholders, which was filed with the SEC on February 17, 2010. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

(WTNY-E)

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands, except per share data)	2010	2010	2009		2010		2009

INCOME DATA
Net interest income	$104,101	$104,246	$111,391		$420,845		$443,432
Net interest income (tax-equivalent)	105,166	105,186	112,396		424,746		448,115
Provision for credit losses	148,500	70,000	39,500		315,000		259,000
Noninterest income	31,847	28,651	29,026		120,506		119,950
Net securities gains in noninterest income	-	-	139		-		334
Noninterest expense	130,358	113,118	104,143		463,329		416,394
Net income (loss)	(88,489)	(29,004)	318		(141,766)		(62,146)
Net income (loss) to common shareholders	(92,556)	(33,071)	(3,749)		(158,034)		(78,372)

QUARTER-END BALANCE SHEET DATA
Loans	$7,234,726	$7,733,932	$8,403,443		$7,234,726		$8,403,443
Investment securities	2,609,602	2,297,338	2,050,440		2,609,602		2,050,440
Earning assets	10,488,071	10,246,178	10,699,847		10,488,071		10,699,847
Total assets	11,798,779	11,517,194	11,892,141		11,798,779		11,892,141
Noninterest-bearing deposits	3,523,518	3,245,123	3,301,354		3,523,518		3,301,354
Total deposits	9,403,403	8,865,916	9,149,894		9,403,403		9,149,894
Shareholders' equity	1,524,334	1,638,661	1,681,064		1,524,334		1,681,064

AVERAGE BALANCE SHEET DATA
Loans	$7,638,375	$7,881,160	$8,434,397		$7,943,629		$8,775,662
Investment securities	2,344,312	2,115,549	2,025,103		2,123,231		1,946,241
Earning assets	10,481,277	10,331,541	10,635,573		10,402,101		10,867,461
Total assets	11,774,859	11,563,331	11,733,149		11,624,685		11,955,596
Noninterest-bearing deposits	3,354,893	3,224,881	3,222,748		3,274,020		3,134,811
Total deposits	9,078,371	8,884,439	9,017,220		8,971,214		9,106,002
Shareholders' equity	1,649,829	1,670,244	1,629,312		1,670,174		1,542,293

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .96)	$ ( .34)	$ ( .04)	$	(1.64)	$	(1.08)
Diluted	( .96)	( .34)	( .04)		(1.64)		(1.08)
Cash dividends per share	$.01	$.01	$.01		$.04		$.04
Book value per share	$12.71	$13.89	$14.37		$12.71		$14.37
Tangible book value per share	$8.11	$9.28	$9.71		$8.11		$9.71
Trading data
High sales price	$14.43	$10.04	$9.69		$15.29		$16.16
Low sales price	7.84	7.04	7.78		7.04		7.78
End-of-period closing price	14.15	8.17	9.11		14.15		9.11
Trading volume	64,981,238	67,483,532	79,863,609		275,320,068		240,128,345

RATIOS
Return on average assets	(2.98)%	(1.00)%	.01%		(1.22)%		(.52)%
Return on average common equity	(27.13)	(9.55)	(1.11)		(11.50)		(6.28)
Net interest margin (TE)	3.99	4.05	4.20		4.08		4.12
Average loans to average deposits	84.14	88.71	93.54		88.55		96.37
Efficiency ratio	95.14	84.52	73.71		84.98		73.34
Annualized expenses to average assets	4.43	3.91	3.55		3.99		3.48
Allowance for loan losses to loans	3.00	2.89	2.66		3.00		2.66
Annualized net charge-offs to average loans	8.14	3.89	2.59		4.06		2.22
	Nonperforming assets to loans (including nonaccrual
loans held for sale) plus foreclosed assets
and surplus property	5.16	6.64	5.52		5.16		5.52
Average shareholders' equity to average total assets	14.01	14.44	13.89		14.37		12.90
Tangible common equity to tangible assets	6.90	8.10	8.18		6.90		8.18
Leverage ratio	8.69	10.09	11.05		8.69		11.05
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
QUARTERLY HIGHLIGHTS
	Fourth	Third	Second	First	Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter
(dollars in thousands, except per share data)	2010	2010	2010	2010	2009

INCOME DATA
Net interest income	$104,101	$104,246	$105,869	$106,629	$111,391
Net interest income (tax-equivalent)	105,166	105,186	106,810	107,584	112,396
Provision for credit losses	148,500	70,000	59,000	37,500	39,500
Noninterest income	31,847	28,651	31,761	28,247	29,026
Net securities gains in noninterest income	-	-	-	-	139
Noninterest expense	130,358	113,118	110,147	109,706	104,143
Net income (loss)	(88,489)	(29,004)	(17,993)	(6,280)	318
Net income (loss) to common shareholders	(92,556)	(33,071)	(22,060)	(10,347)	(3,749)

QUARTER-END BALANCE SHEET DATA
Loans	$7,234,726	$7,733,932	$7,979,371	$8,073,498	$8,403,443
Investment securities	2,609,602	2,297,338	2,076,313	2,042,307	2,050,440
Earning assets	10,488,071	10,246,178	10,214,267	10,395,252	10,699,847
Total assets	11,798,779	11,517,194	11,416,761	11,580,806	11,892,141
Noninterest-bearing deposits	3,523,518	3,245,123	3,229,244	3,298,095	3,301,354
Total deposits	9,403,403	8,865,916	8,819,051	8,961,957	9,149,894
Shareholders' equity	1,524,334	1,638,661	1,674,166	1,676,240	1,681,064

AVERAGE BALANCE SHEET DATA
Loans	$7,638,375	$7,881,160	$8,051,668	$8,210,283	$8,434,397
Investment securities	2,344,312	2,115,549	2,021,359	2,008,095	2,025,103
Earning assets	10,481,277	10,331,541	10,314,161	10,482,211	10,635,573
Total assets	11,774,859	11,563,331	11,503,150	11,656,777	11,733,149
Noninterest-bearing deposits	3,354,893	3,224,881	3,255,019	3,260,794	3,222,748
Total deposits	9,078,371	8,884,439	8,895,731	9,026,703	9,017,220
Shareholders' equity	1,649,829	1,670,244	1,676,468	1,684,537	1,629,312

COMMON SHARE DATA
Earnings (loss) per share
Basic	$ ( .96)	$ ( .34)	$ ( .23)	$ ( .11)	$ ( .04)
Diluted	( .96)	( .34)	( .23)	( .11)	( .04)
Cash dividends per share	$.01	$.01	$.01	$.01	$.01
Book value per share	$12.71	$13.89	$14.29	$14.32	$14.37
Tangible book value per share	$8.11	$9.28	$9.65	$9.67	$9.71
Trading data
High sales price	$14.43	$10.04	$15.29	$14.53	$9.69
Low sales price	7.84	7.04	9.25	9.05	7.78
End-of-period closing price	14.15	8.17	9.25	13.79	9.11
Trading volume	64,981,238	67,483,532	75,477,402	67,377,896	79,863,609

RATIOS
Return on average assets	(2.98)%	(1.00)%	(.63)%	(.22)%	.01%
Return on average common shareholders' equity	(27.13)	(9.55)	(6.41)	(3.02)	(1.11)
Net interest margin (TE)	3.99	4.05	4.15	4.15	4.20
Average loans to average deposits	84.14	88.71	90.51	90.96	93.54
Efficiency ratio	95.14	84.52	79.49	80.77	73.71
Annualized expenses to average assets	4.43	3.91	3.83	3.76	3.55
Allowance for loan losses to loans	3.00	2.89	2.88	2.77	2.66
Annualized net charge-offs to average loans	8.14	3.89	2.65	1.81	2.59
Nonperforming assets to loans (including nonaccrual
loans held for sale) plus foreclosed assets
and surplus property	5.16	6.64	6.73	6.12	5.52
Average shareholders' equity to average total assets	14.01	14.44	14.57	14.45	13.89
Tangible common equity to tangible assets	6.90	8.10	8.49	8.38	8.18
Leverage ratio	8.69	10.09	10.48	10.61	11.05
Tax-equivalent (TE) amounts are calculated using a federal income tax rate of 35%.
The efficiency ratio is noninterest expense to total net interest (TE) and noninterest income (excluding securities gains and losses).
The tangible common equity to tangible assets ratio is total shareholders' equity less preferred stock and intangible assets divided by total assets less intangible assets.

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
DAILY AVERAGE CONSOLIDATED BALANCE SHEETS
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands)	2010	2010	2009	2010	2009
ASSETS
EARNING ASSETS
Loans	$7,638,375	$7,881,160	$8,434,397	$7,943,629	$8,775,662
Investment securities
Securities available for sale	2,047,483	1,957,481	1,846,305	1,926,195	1,754,831
Securities held to maturity	296,829	158,068	178,798	197,036	191,410
Total investment securities	2,344,312	2,115,549	2,025,103	2,123,231	1,946,241
Federal funds sold and short-term investments	447,555	296,485	147,575	300,599	108,234
Loans held for sale	51,035	38,347	28,498	34,642	37,324
Total earning assets	10,481,277	10,331,541	10,635,573	10,402,101	10,867,461
NONEARNING ASSETS
Goodwill and other intangible assets	445,095	446,308	450,567	446,989	453,770
Accrued interest receivable	32,798	32,764	37,871	34,097	38,682
Other assets	1,044,410	983,823	843,680	974,221	811,693
Allowance for loan losses	(228,721)	(231,105)	(234,542)	(232,723)	(216,010)

Total assets	$11,774,859	$11,563,331	$11,733,149	$11,624,685	$11,955,596

LIABILITIES
INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	$1,163,000	$1,128,756	$1,157,068	$1,171,517	$1,163,820
Money market investment deposits	1,834,234	1,811,326	1,822,403	1,801,689	1,659,663
Savings deposits	887,331	865,229	843,277	867,697	883,803
Other time deposits	703,277	716,245	821,667	732,103	844,236
Time deposits $100,000 and over	1,135,636	1,138,002	1,150,057	1,124,188	1,419,669
Total interest-bearing deposits	5,723,478	5,659,558	5,794,472	5,697,194	5,971,191

Short-term borrowings	732,669	707,892	760,881	677,906	991,958
Long-term debt	218,499	199,731	199,687	204,462	195,571
Total interest-bearing liabilities	6,674,646	6,567,181	6,755,040	6,579,562	7,158,720
NONINTEREST-BEARING LIABILITIES
Noninterest-bearing deposits	3,354,893	3,224,881	3,222,748	3,274,020	3,134,811
Accrued interest payable	8,835	11,543	11,402	10,453	16,653
Other liabilities	86,656	89,482	114,647	90,476	103,119
Total liabilities	10,125,030	9,893,087	10,103,837	9,954,511	10,413,303
SHAREHOLDERS' EQUITY
Preferred	296,088	295,770	294,819	295,616	294,347
Common	1,353,741	1,374,474	1,334,493	1,374,558	1,247,946
Total shareholders' equity	1,649,829	1,670,244	1,629,312	1,670,174	1,542,293

Total liabilities and shareholders' equity	$11,774,859	$11,563,331	$11,733,149	$11,624,685	$11,955,596

EARNING ASSETS LESS
INTEREST-BEARING LIABILITIES	$3,806,631	$3,764,360	$3,880,533	$3,822,539	$3,708,741

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WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	December 31	September 30	June 30	March 31	December 31
(dollars in thousands)	2010	2010	2010	2010	2009
ASSETS
Cash and due from financial institutions	$210,368	$244,331	$200,075	$198,912	$216,347
Federal funds sold and short-term investments	445,392	165,746	130,113	256,505	212,219
Loans held for sale	198,351	49,162	28,470	22,942	33,745
Investment securities
Securities available for sale	1,968,245	2,140,882	1,915,587	1,877,653	1,875,495
Securities held to maturity	641,357	156,456	160,726	164,654	174,945
Total investment securities	2,609,602	2,297,338	2,076,313	2,042,307	2,050,440
Loans	7,234,726	7,733,932	7,979,371	8,073,498	8,403,443
Allowance for loan losses	(216,843)	(223,254)	(229,884)	(223,890)	(223,671)
Net loans	7,017,883	7,510,678	7,749,487	7,849,608	8,179,772
Bank premises and equipment	232,475	228,696	227,620	226,105	223,142
Goodwill	435,678	435,678	435,678	435,678	435,678
Other intangible assets	8,922	10,009	11,284	12,621	14,116
Accrued interest receivable	29,078	30,161	29,783	33,277	32,841
Other assets	611,030	545,395	527,938	502,851	493,841
Total assets	$11,798,779	$11,517,194	$11,416,761	$11,580,806	$11,892,141

LIABILITIES
Noninterest-bearing demand deposits	$3,523,518	$3,245,123	$3,229,244	$3,298,095	$3,301,354
Interest-bearing deposits	5,879,885	5,620,793	5,589,807	5,663,862	5,848,540
Total deposits	9,403,403	8,865,916	8,819,051	8,961,957	9,149,894
Short-term borrowings	543,492	681,152	599,106	610,344	734,606
Long-term debt	219,571	199,755	199,764	199,722	199,707
Accrued interest payable	9,722	11,600	9,794	12,598	11,908
Other liabilities	98,257	120,110	114,880	119,945	114,962
Total liabilities	10,274,445	9,878,533	9,742,595	9,904,566	10,211,077
SHAREHOLDERS' EQUITY
Preferred stock	296,242	295,925	295,608	295,291	294,974
Common stock	2,800	2,800	2,800	2,800	2,800
Capital surplus	620,547	618,475	620,111	618,392	617,038
Retained earnings	628,546	722,081	756,127	779,158	790,481
Accumulated other comprehensive income (loss)	(11,104)	12,077	12,217	(6,704)	(11,532)
Treasury stock at cost	(12,697)	(12,697)	(12,697)	(12,697)	(12,697)
Total shareholders' equity	1,524,334	1,638,661	1,674,166	1,676,240	1,681,064
Total liabilities and shareholders' equity	$11,798,779	$11,517,194	$11,416,761	$11,580,806	$11,892,141

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11
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands, except per share data)	2010	2010	2009	2010	2009
INTEREST INCOME
Interest and fees on loans	$95,379	$96,836	$105,695	$391,123	$435,613
Interest and dividends on investments	20,473	20,002	20,919	81,053	83,075
Interest on federal funds sold and
short-term investments	302	195	125	833	610
Total interest income	116,154	117,033	126,739	473,009	519,298
INTEREST EXPENSE
Interest on deposits	9,071	9,998	12,561	40,887	63,345
Interest on short-term borrowings	273	294	296	1,098	2,531
Interest on long-term debt	2,709	2,495	2,491	10,179	9,990
Total interest expense	12,053	12,787	15,348	52,164	75,866
NET INTEREST INCOME	104,101	104,246	111,391	420,845	443,432
PROVISION FOR CREDIT LOSSES	148,500	70,000	39,500	315,000	259,000
NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	(44,399)	34,246	71,891	105,845	184,432
NONINTEREST INCOME
Service charges on deposit accounts	8,568	8,208	9,077	33,920	37,699
Bank card fees	6,738	6,305	5,621	24,934	19,886
Trust service fees	3,080	2,804	2,966	11,868	11,984
Secondary mortgage market operations	3,317	2,600	2,237	9,849	9,406
Other noninterest income	10,144	8,734	8,986	39,935	40,641
Securities transactions	-	-	139	-	334
Total noninterest income	31,847	28,651	29,026	120,506	119,950
NONINTEREST EXPENSE
Employee compensation	43,171	40,277	38,300	163,211	158,116
Employee benefits	9,325	9,344	11,177	38,724	43,223
Total personnel	52,496	49,621	49,477	201,935	201,339
Net occupancy	9,685	9,922	9,391	39,258	38,810
Equipment and data processing	8,064	7,448	6,318	29,029	25,770
Legal and other professional services	9,986	9,643	5,621	34,190	19,556
Deposit insurance and regulatory fees	5,523	5,385	5,515	23,412	24,260
Telecommunication and postage	2,304	3,024	2,993	11,435	12,288
Corporate value and franchise taxes	1,439	1,720	1,817	6,445	8,684
Amortization of intangibles	1,087	1,275	1,734	5,194	8,767
Provision for valuation losses on foreclosed assets	14,189	4,372	3,768	25,128	11,660
Nonlegal loan collection and other foreclosed asset costs	3,342	4,150	2,446	13,225	8,418
Merger-related expense	4,086	-	-	4,086	-
Other noninterest expense	18,157	16,558	15,063	69,992	56,842
Total noninterest expense	130,358	113,118	104,143	463,329	416,394
Income (loss) before income taxes	(142,910)	(50,221)	(3,226)	(236,978)	(112,012)
Income tax expense	(54,421)	(21,217)	(3,544)	(95,212)	(49,866)
Net income (loss)	$(88,489)	$(29,004)	$318	$(141,766)	$(62,146)
Preferred stock dividends	4,067	4,067	4,067	16,268	16,226
Net income (loss) to common shareholders	$(92,556)	$(33,071)	$(3,749)	$(158,034)	$(78,372)

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(.96)	$(.34)	$(.04)	$(1.64)	$(1.08)
Diluted	(.96)	(.34)	(.04)	(1.64)	(1.08)
WEIGHTED-AVERAGE COMMON
SHARES OUTSTANDING
Basic	96,724,267	96,707,562	88,402,754	96,626,872	72,824,964
Diluted	96,724,267	96,707,562	88,402,754	96,626,872	72,824,964
CASH DIVIDENDS PER COMMON SHARE	$.01	$.01	$.01	$.04	$.04

-MORE-

12
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
SUMMARY OF INTEREST RATES (TAX-EQUIVALENT)*
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
	2010	2010	2009	2010	2009

EARNING ASSETS
Loans**	4.94%	4.86%	4.96%	4.91%	4.95%
Investment securities	3.64	3.94	4.32	3.98	4.48
Federal funds sold and short-term investments	.27	.26	.34	.28	.56
Total interest-earning assets	4.45%	4.54%	4.77%	4.58%	4.82%

INTEREST-BEARING LIABILITIES
Interest-bearing deposits
NOW account deposits	.27%	.30%	.36%	.32%	.37%
Money market investment deposits	.59	.69	.82	.71	.94
Savings deposits	.12	.15	.15	.14	.16
Other time deposits	1.18	1.26	1.48	1.29	1.98
Time deposits $100,000 and over	1.11	1.18	1.51	1.22	1.79
Total interest-bearing deposits	.63%	.70%	.86%	.72%	1.06%

Short-term borrowings	.15	.16	.15	.16	.26
Long-term debt	4.96	5.00	4.99	4.98	5.11
Total interest-bearing liabilities	.72%	.77%	.90%	.79%	1.06%

NET INTEREST SPREAD (tax-equivalent)
Yield on earning assets less cost of interest-
bearing liabilities	3.73%	3.77%	3.87%	3.79%	3.76%

NET INTEREST MARGIN (tax-equivalent)
Net interest income (tax equivalent) as a
percentage of average earning assets	3.99%	4.05%	4.20%	4.08%	4.12%

COST OF FUNDS
Interest expense as a percentage of average interest-
bearing liabilities plus interest-free funds	.46%	.49%	.57%	.50%	.70%

* Based on a 35% tax rate.
** Net of unearned income, before deducting the allowance for loan losses and including loans held for sale and loans accounted for on a nonaccrual basis.

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13
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN QUALITY
	Fourth	Third	Fourth	Year Ended
	Quarter	Quarter	Quarter	December 31
(dollars in thousands)	2010	2010	2009	2010	2009

ALLOWANCE FOR LOAN LOSSES
Allowance at beginning of period	$223,254	$229,884	$238,600	$223,671	$161,109
Provision for credit losses	149,000	70,000	39,600	315,600	257,600
Loans charged off	(161,466)	(80,062)	(57,699)	(339,463)	(203,602)
Recoveries on loans previously charged off	6,055	3,432	3,170	17,035	8,564
Net loans charged off	(155,411)	(76,630)	(54,529)	(322,428)	(195,038)
Allowance at end of period	$216,843	$223,254	$223,671	$216,843	$223,671

Allowance for loan losses to loans	3.00%	2.89%	2.66%	3.00%	2.66%

Annualized net charge-offs to average loans	8.14	3.89	2.59	4.06	2.22

Annualized gross charge-offs to average loans	8.46	4.06	2.74	4.27	2.32

Recoveries to gross charge-offs	3.75	4.29	5.49	5.02	4.21

RESERVE FOR LOSSES ON
UNFUNDED CREDIT COMMITMENTS
Reserve at beginning of period	$2,100	$2,100	$2,300	$2,200	$800
Provision for credit losses	(500)	-	(100)	(600)	1,400
Reserve at end of period	$1,600	$2,100	$2,200	$1,600	$2,200

	December 31	September 30	June 30	March 31	December 31
(dollars in thousands)	2010	2010	2010	2010	2009

NONPERFORMING ASSETS
Nonaccrual loans:
Held for investment	$140,519	$428,012	$451,405	$436,680	$414,075
Held for sale	158,044	-	-	-	-
Restructured loans accruing	-	-	-	-	-
Total nonperforming loans	298,563	428,012	451,405	436,680	414,075
Foreclosed assets and surplus property	87,696	91,770	91,506	60,879	52,630
Total nonperforming assets	$386,259	$519,782	$542,911	$497,559	$466,705
Loans 90 days past due still accruing	$14,283	$28,518	$10,539	$17,591	$23,386

Nonperforming assets to loans (including
nonaccrual loans held for sale) plus foreclosed
assets and surplus property	5.16%	6.64%	6.73%	6.12%	5.52%

Nonaccrual loans held for investment to loans
(excluding nonaccrual loans held for sale)	1.94	5.53	5.66	5.41	4.93

Allowance for loan losses to nonperforming loans
(excluding nonaccrual loans held for sale)	154.32	52.16	50.93	51.27	54.02

Loans 90 days past due still accruing to loans	.20	.37	.13	.22	.28

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14
WHITNEY HOLDING CORPORATION AND SUBSIDIARIES
LOAN PORTFOLIO DETAIL

LOAN PORTFOLIO AT QUARTER-END
		2010				2009
(dollars in millions)		December	September	June	March	December

Commercial, financial & agricultural		$2,789	$2,846	$2,895	$2,869	$3,075
Owner-occupied real estate		1,003	1,070	1,053	1,069	1,080
Total commercial & industrial		3,792	3,916	3,948	3,938	4,155
Commercial real estate:
Construction, land & land development		946	1,175	1,396	1,479	1,537
CRE - other		1,123	1,223	1,197	1,217	1,246
Total commercial real estate		2,069	2,398	2,593	2,696	2,783
Residential mortgage		953	994	1,007	1,015	1,035
Consumer		421	426	431	424	430
Total loans		$7,235	$7,734	$7,979	$8,073	$8,403

GEOGRAPHIC DISTRIBUTION OF LOAN PORTFOLIO AT DECEMBER 31, 2010
				Alabama/		Percent
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	of total

Commercial, financial & agricultural	$2,055	$390	$124	$220	$2,789	38%
Owner-occupied real estate	622	126	166	89	1,003	14%
Total commercial & industrial	2,677	516	290	309	3,792	52%
Commercial real estate:
Construction, land & land development	352	315	161	118	946	13%
CRE - other	597	148	236	142	1,123	16%
Total commercial real estate	949	463	397	260	2,069	29%
Residential mortgage	520	155	160	118	953	13%
Consumer	289	25	65	42	421	6%
Total	$4,435	$1,159	$912	$729	$7,235	100%
Percent of total	61%	16%	13%	10%	100%

CLASSIFIED LOANS AT DECEMBER 31, 2010
						Percent
						of loan
				Alabama/		category
(dollars in millions)	Louisiana	Texas	Florida	Mississippi	Total	total

Commercial, financial & agricultural	$83	$70	$10	$36	$199	7%
Owner-occupied real estate	55	26	27	28	136	14%
Total commercial & industrial	138	96	37	64	335	9%
Commercial real estate:
Construction, land & land development	38	160	58	16	272	29%
CRE - other	43	49	25	31	148	13%
Total commercial real estate	81	209	83	47	420	20%
Residential mortgage	42	13	29	11	95	10%
Consumer	2	2	5	1	10	2%
Total	$263	$320	$154	$123	$860	12%
Percent of regional loan total	6%	28%	17%	17%	12%

-END-

4Q10 Supplemental Data
January 27, 2011

Loan mix

Other CRE
16%
Commercial, fin'l
& ag
38%
Construction,
land & land
development
13%
Residential
Mortgage
13%
Consumer
6%
Owner-occupied
RE
14%

AL/MS
10%
FL
13%
TX
16%
LA
61%

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

2

Commercial and Business Banking Focus
Total Loans: $7.2B
4Q10 Average Yield: 4.94%
Note: Financial data as of December 31, 2010
Geographic Distribution
C&I
CRE

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WHITNEY®
HOLDING CORPORATION

Reclassification Of Loans To Held For Sale

($s in millions)
Loans Included in Bulk Sale Transaction*
Book Value	$179
Reserves as of 9/30/10	(16)
Net Book Value	$163
Estimated Net Proceeds	88
4Q10 Provision Impact	$75
Additional Notes Reclassified to Held For Sale
Book Value	$124
Reserves as of 9/30/10	(12)
Net Book Value	$112
Estimated Net Proceeds	$75
4Q10 Provision Impact	$37

Total direct provision impact	$112
*Bulk Sale transaction closed January 24, 2011.

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WHITNEY®
HOLDING CORPORATION

4

Loans Held For Sale (excluding Bulk Sale loans)
Note: Financial data as of December 31, 2010
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Commercial, financial, agricultural	$ 1	$ 1	$ 2	$ --	$ 4
Owner-occupied real estate	10	1	6	3	20
CRE: Construction, land, land development	10	8	11	6	35
CRE - Other	4	1	3	--	8
Residential Mortgage	2	--	4	2	8
Consumer	--	--	--	--	--

Total	$ 27	$ 11	$ 26	$ 11	$ 75

It takes a Whitney Banker.
WHITNEY®
HOLDING CORPORATION

5

CRE: Construction, Land & Land Development Loans
Note: Financial data as of December 31, 2010
Excludes loans held for sale
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Residential construction	$ 69	$ 47	$ 21	$ 11	$ 148
Land & Lots:
Residential	101	15	57	39	212
Commercial	84	86	36	39	245
Retail	14	87	2	4	107
Office Buildings	6	4	17	1	28
Hotel/motel	--	--	15	--	15
Multifamily	19	49	--	--	68
Industrial/ warehouse	12	5	2	2	21
Other	47	22	11	22	102
Total	$ 352	$ 315	$ 161	$ 118	$ 946

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WHITNEY®
HOLDING CORPORATION

6

CRE: Other Commercial Real Estate Loans
Note: Financial data as of December 31, 2010
Excludes loans held for sale
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total
Retail	$ 188	$ 80	$ 58	$ 31	$ 357
Office Buildings	108	24	52	29	213
Hotel/motel	104	4	43	23	174
Multifamily	68	27	20	42	157
Industrial/ warehouse	64	12	30	10	116
Other	65	1	33	7	106
Total	$ 597	$ 148	$ 236	$ 142	$ 1,123

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WHITNEY®
HOLDING CORPORATION

C&I: Oil & Gas Portfolio
• Oil and gas
 portfolio 10%
 of total loans
• Approximately
 $40 million in
 classified, no
 nonaccruals
7
Sector	$ Outstanding	% of Total
Exploration & Production	$227	32%
Drilling & pre-drilling	173	24%
Transportation	166	23%
Service & Supply	125	18%
Other	21	3%
Total	$712	100%
$s in millions
Note: Financial data as of December 31, 2010

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.0%
0.8%
1.6%
3.3%
4.9%
5.4%
5.7%
5.5%
1.9%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Q1
2010Q2
2010Q3
2010Q4

225.0%
175.0%
125.0%
75.0%
25.0%
137.3%
135.6%
73.2%
53.5%
54.0%
51.3%
50.9%
52.2%
154.3%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Q1
2010Q2
2010Q3
2010Q4

7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1.0%
0.8%
1.6%
3.6%
5.5%
6.1%
6.7%
6.6%
5.2%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Q1
2010Q2
2010Q3
2010Q4

5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
-0.5%
1.4%
1.1%
1.2%
1.8%
2.7%
2.8%
2.9%
2.9%
3.0%
2005Y
2006Y
2007Y
2008Y
2009Y
2010Q1
2010Q2
2010Q3
2010Q4

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WHITNEY®
HOLDING CORPORATION

8

Summary Credit Statistics
Nonaccrual loans to loans (excluding nonaccrual loans held for sale)
Allowance for loan losses/loans
NPAs/loans + OREO (including nonaccrual loans held for sale)
Reserves/NPLs (excluding nonaccrual loans held for sale)
Note: Financial data as of December 31, 2010

400
350
300
250
200
150
100
50
0
LA
TX
FL
AL/MS
1Q10
2Q10
3Q10
4Q10

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WHITNEY®
HOLDING CORPORATION

9

Classified Portfolio By Geography
NPLs are included in total classified portfolio
Excludes loans held for sale
Note: Financial data as of December 31, 2010

10

Construction, Land & Land Development Classified Loans
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Residential construction	$ 3	$ 7	$ 4	$ 1	$ 15	10%
Land & Lots:
Residential	15	3	28	12	58	27%
Commercial	17	66	13	2	98	40%
Retail	--	41	--	--	41	38%
Office Buildings	--	--	12	--	12	43%
Hotel/motel	--	--	--	--	--	--
Multifamily	--	27	--	--	27	40%
Industrial/ warehouse	--	--	1	--	1	5%
Other	3	16	--	1	20	20%
Total	$ 38	$ 160	$ 58	$ 16	$ 272	29%
Note: Financial data as of December 31, 2010
Excludes loans held for sale

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WHITNEY® HOLDING CORPORATION

11

Other Commercial Real Estate Classified Loans
($s in millions)	Louisiana	Texas	Florida	Alabama/ Mississippi	Total	% of Portfolio Total
Retail	$ 5	$ 25	$ 5	$ 7	$ 42	12%
Office Buildings	9	7	4	1	21	10%
Hotel/motel	3	4	2	--	9	5%
Multifamily	11	13	4	20	48	31%
Industrial/ warehouse	5	--	5	1	11	9%
Other	10	--	5	2	17	16%
Total	$ 43	$ 49	$ 25	$ 31	$ 148	13%
Note: Financial data as of December 31, 2010
Excludes loans held for sale

Oil spill reserve
2%
AL/MS
14%
LA
36%
FL
33%
TX
15%

AL/MS
17%
LA
36%
FL
27%
TX
20%

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WHITNEY®
HOLDING CORPORATION

	LA	TX	FL	AL/MS
Loans	$4,435	$1,159	$912	$729
Reserve/NPLs	155%	115%	206%	120%
NPLs/Loans	1%	2%	4%	3%
12
12
Nonperforming Loans Declined 67%
Geographic distribution of allowance for loan losses
Geographic distribution of NPLs (held for investment)
($s in millions)
Note: Financial data as of December 31, 2010
NPLs exclude nonaccrual loans held for sale

15%
27%
13%
45%
LA
FL
AL/MS
TX

- $23 million of gross charge-offs in 4Q10 on loans held for investment
  - $4 million from CRE credits (includes construction, land and lots)
  - $10 million from residential-related credits (includes construction, land, lots and multi-family)
  - $6.5 million from C&I credits
  - $2 million from consumer credits

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WHITNEY®
HOLDING CORPORATION

13

Charge-Offs On Loans (excluding held for sale)
Gross Charge-offs by
Geography: 4Q10
Note: Financial data as of December 31, 2010

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WHITNEY®
HOLDING CORPORATION

Classified To Total Loans By Geography
As of September 30, 2010
$s in millions	LA	TX	FL	AL/MS	Total	% of Total
C&I	$152	$61	$69	$68	$350	31
% Classified to Total Loans	6%	11%	23%	22%	9%
CRE	121	231	214	75	641	57
% Classified to Total Loans	12%	43%	38%	24%	27%
Residential Mortgage & Consumer	52	9	54	16	131	12
% Classified to Total Loans	6%	5%	23%	10%	9%
Total Classified Loans	$325	$301	$337	$159	$1,122	100
% of Total Classified Loans	29%	27%	30%	14%	100%
$s in millions	LA	TX	FL	AL/MS	Total	% of Total
C&I	$138	$96	$37	$64	$335	39
% Classified to Total Loans	5%	19%	13%	21%	9%
CRE	81	209	83	47	420	49
% Classified to Total Loans	9%	45%	21%	18%	20%
Residential Mortgage & Consumer	44	15	34	12	105	12
% Classified to Total Loans	5%	8%	15%	8%	8%
Total Classified Loans	$263	$320	$154	$123	$860	100
% of Total Classified Loans	31%	37%	18%	14%	100%
14
Classified loans include: Substandard and Doubtful, which are inclusive of Nonperforming/Impaired.
Excludes loans held for sale
Classified Loans Reduced 23%
As of December 31, 2010
(Classified CRE loans in Florida decreased 61%)

4Q10 Supplemental Data
January 27, 2011